Prospectus
Harbor Funds II
March 1, 2026
Harbor Funds II	Retirement Class	Institutional Class

Embark Commodity Strategy Fund	ECSQX	ECSWX
Embark Small Cap Equity Fund	ESCQX	ESCWX
The Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Embark Commodity Strategy Fund

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class
Management Fees	0.66%	0.66%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.08%	0.16%
Total Annual Fund Operating Expenses	0.74%	0.82%
Expense Reimbursement[1]	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.71%	0.79%
1 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.71% and 0.79% for the Retirement Class and Institutional Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense reimbursement arrangement only for the contractual period). Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$73	$234	$409	$916
Institutional	$81	$259	$452	$1,011

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other financial instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50%.
Principal Investment Strategy
The Fund seeks to provide exposure to commodities markets by investing in commodity-linked instruments across various commodity sectors either directly or through its investments in its Subsidiaries (as defined below). Commodities are tangible assets such as agricultural products, oil or metals. Generally, the Fund gains exposure to commodities by investing, through its Subsidiaries (as defined below), in commodity-linked derivative instruments, which include long and short positions in commodity futures contracts and commodity-linked swaps. A commodity futures contract is a legal agreement to buy or sell a particular commodity at a predetermined price at a specified time in the future. A commodity-linked swap is an over-the-counter (“OTC”) derivative instrument whereby payments are exchanged between the counterparties based upon the price of the underlying asset (such as a commodity or commodity index) over the life of the swap. As collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives, the Fund will invest in investment-grade debt instruments and money market funds. With respect to debt instruments, the Fund invests in U.S. Treasury bills as well as corporate bonds, commercial paper, and other U.S. Treasury securities (including U.S. Treasury inflation-protected securities (TIPS)) and repurchase agreements on any such instruments. While there are no restrictions as to the maturity or duration of debt instruments in which the Fund invests, the Fund typically invests in debt instruments with maturities of less than 12 months.
The Fund pursues its investment objective by allocating the Fund’s assets among multiple investment managers (each, a “Subadvisor”), which are unaffiliated with Harbor Capital Advisors, Inc. (the “Advisor”), the Fund’s investment adviser. Each Subadvisor is a discretionary subadviser, meaning it provides day-to-day portfolio management for a portion of the Fund’s assets (referred to as a “sleeve”) and is responsible for buying and selling instruments for its sleeve using a commodities investing strategy. The Advisor is responsible for selecting and overseeing the Subadvisors and allocating the Fund’s assets among the Subadvisors’ sleeves. The Advisor will determine allocations among the Subadvisors and adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies complement one another. The Advisor may also make additional allocation changes to manage the Fund’s overall cash position as well as the Fund’s exposure to different commodities or sectors.
The Advisor has selected AQR Capital Management, LLC (“AQR”); CoreCommodity Management, LLC (“CoreCommodity”); Neuberger Berman Investment Advisers LLC (“Neuberger Berman”); Quantix Commodities LP (“Quantix”); Schroder Investment Management North America Inc. (“SIMNA”); and Summerhaven Investment Management, LLC (“Summerhaven”) to each serve as a Subadvisor to the Fund. SIMNA may use a sub-Subadvisor, Schroder Investment Management North America Limited (“SIMNA Ltd.”), which is an affiliate of SIMNA. References to Subadvisors include SIMNA Ltd., as applicable, with respect to its role as a sub-Subadvisor to the Fund.
Each Subadvisor may invest up to 25% of the assets in its sleeve, as determined at the end of each fiscal quarter, in a subsidiary that is wholly owned and controlled by the Fund (each, a “Subsidiary” and collectively, the “Subsidiaries”) organized under the laws of the Cayman Islands. The investments in the Subsidiaries are expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly

Fund Summary
Embark Commodity Strategy Fund

in such instruments. Each Subsidiary has the same investment objective and will follow the same investment policies and restrictions as the Fund, except that each Subsidiary may invest without limitation in commodity-linked derivative instruments. References to the Fund’s investment strategies and risks include those of its Subsidiaries. Each Subsidiary is advised by the Advisor and subadvised by its respective Subadvisor. In the aggregate, up to 25% of the Fund’s assets may be invested in the Subsidiaries.
Each Subadvisor has its own process for evaluating sectors, commodities and commodity-linked instruments and will act independently from the other Subadvisors in selecting investments. In seeking commodities market exposure, a Subadvisor may take various factors into account, such as (without limitation) proprietary model outputs, market conditions, inflation hedging and the relative cost of holding a “rolling” futures position (as described below), as well as the diversification and overall risk properties across its sleeve. As a result of the Fund’s strategy, the Fund may have significant exposure to particular sectors or commodities at times.
As part of their strategies for the Fund, the Subadvisors will engage in “rolling” of futures contracts. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative, which may result in a loss to the Fund.
The Fund may invest in instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. While the Fund does not engage in borrowing for investment purposes, commodity-linked derivative instruments in which the Fund invests are leveraged so that small changes in the underlying commodity prices result in disproportionate changes in the value of the instruments. Such investments will therefore have a leveraging effect on the Fund’s portfolio. Neither the Fund nor any of the Subsidiaries is expected to invest directly in any physical commodities.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other investments, such as stocks or bonds. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first six) include:
Commodity Risk: The Fund has exposure to commodities through investments (either directly or through the Subsidiaries) in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund may be more susceptible to risks associated with those sectors.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiaries) may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Commodity Futures Contract Risk: Like investments in other commodity-linked derivative instruments, investments in commodity futures contracts may subject the Fund to significantly greater volatility than investments in traditional securities. If all or a significant portion of the futures contracts were to reach a negative price, you could lose your entire investment. Each trading facility on which the commodity futures contracts are traded has the right to suspend or limit trading in the instruments that it lists. Certain of the futures contracts in which the Fund may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration through “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the prices of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract that may negatively impact returns.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of

Fund Summary
Embark Commodity Strategy Fund

securities or other financial instruments held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Multi-Manager Risk: The Subadvisors’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. It is possible that one or more of the Subadvisors may, at any time, take positions that may be opposite of positions taken by other Subadvisors. In such cases, the Fund will incur brokerage or other transaction costs, without accomplishing any net investment results. Moreover, the allocation of Fund assets among Subadvisors may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisors.
Counterparty Risk: A counterparty, including a counterparty to an OTC derivative instrument, may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Commodity Pool Regulatory Risk: The Fund is deemed to be a commodity pool due to its investment exposure to commodity-linked derivatives and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and each Subadvisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Subadvisors, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Subadvisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a contractual instrument owned by the Fund could default on its obligation.  See “Counterparty Risk."
Foreign Currency Risk: As a result of the Fund’s investments in securities or other financial instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
Investment in Money Market Funds Risk: Investments in money market funds are subject to market and selection risk. In addition, if the Fund acquires shares of money market funds, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the money market funds.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities or other financial instruments selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities or other financial instruments selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model

Fund Summary
Embark Commodity Strategy Fund

will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Subsidiary Risk: By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are the same as those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries are not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, are not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the U.S. Department of the Treasury.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund, and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	8.32%	Q1 2025
Worst Quarter	-1.94%	Q2 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Embark Commodity Strategy Fund
Retirement Class Before Taxes	18.74%	13.06%	01-23-2024
Institutional Class Before Taxes	18.63%	13.02%	01-23-2024
After Taxes on Distributions	12.04%	8.54%
After Taxes on Distributions and Sale of Fund Shares	10.94%	8.06%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	20.86%
Bloomberg Commodity Index Total ReturnSM^^	15.77%	11.19%
^
This index represents a broad measure of market performance.
^^The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Fund Summary
Embark Commodity Strategy Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisors
The Advisor has engaged AQR Capital Management, LLC; CoreCommodity Management, LLC; Neuberger Berman Investment Advisers LLC; Quantix Commodities LP; Schroder Investment Management North America Inc. (with Schroder Investment Management North America Limited as sub-Subadvisor); and Summerhaven Investment Management, LLC as Subadvisors since 2024 to provide discretionary investment management services to their respective sleeves of the Fund.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for allocating the Fund’s assets among its Subadvisors and managing any assets not allocated to a Subadvisor. Each Subadvisor is responsible for making day-to-day investment decisions for its allocated assets.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Justin Menne, Head of Global Equities at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Jake Schurmeier, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Shares are available only through certain intermediary channels, and investors who wish to purchase, exchange or redeem shares should therefore contact their financial intermediary directly. There are no minimum investment amounts applicable to the Fund.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Embark Small Cap Equity Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class
Management Fees	0.58%	0.58%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.08%	0.16%
Total Annual Fund Operating Expenses	0.66%	0.74%
Expense Reimbursement[1]	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.61%	0.69%
1 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.61% and 0.69% for the Retirement Class and Institutional Class, respectively, through February 28, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense reimbursement arrangement only for the contractual period). Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$62	$206	$363	$818
Institutional	$70	$232	$407	$914

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other financial instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83%.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small cap companies. “Equity securities” for this purpose include all types of equity securities, whether issued by U.S. or non-U.S. issuers, although the Fund invests primarily in common stocks of U.S. issuers. The Fund defines small cap companies as those having a market capitalization, at the time of purchase, within the range of the Russell 2000® Index (the “Index”), provided that for the purposes of this definition, the upper end of that range will be the higher of: (i) the largest market capitalization of the current Index or (ii) the average of the largest month-end capitalizations over the trailing 12 months. As of December 31, 2025, the largest market capitalization of the Index was $31.29 billion and the trailing 12-month average of the largest month-end capitalizations is $21.59 billion. The Index is reconstituted annually on the last Friday of each June. The market value of derivatives that have economic characteristics similar to equity securities of small cap companies will be counted for purposes of investing at least 80% of the Fund’s net assets in such securities.
The Fund employs a multi-manager approach to achieve its investment objective. The Fund’s investment adviser, Harbor Capital Advisors, Inc. (the “Advisor”) is responsible for selecting and overseeing investment subadvisers (each, a “Subadvisor”) for the Fund. The Advisor does not expect to independently identify securities for investment for the Fund. Instead, each Subadvisor is responsible for providing the Advisor with a model portfolio, which the Advisor will implement in its discretion in managing the Fund. The Advisor is solely responsible for implementing each strategy, which includes buying and selling securities as recommended by each Subadvisor. The Advisor in its discretion may decline to implement a Subadvisor’s recommendations under certain circumstances, including when the recommended securities are not available in the specific quantities or prices sought or when purchasing such securities in conjunction with the Fund’s existing holdings would violate an investment restriction of the Fund.
The Advisor is responsible for determining the allocation of the Fund’s assets among the Subadvisors’ strategies. The Advisor will adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies work in combination to produce idiosyncratic alpha (i.e. returns resulting from stock selection rather than shifts in the broader market) that compounds over time. Under normal circumstances, the Advisor expects to review the allocations to the Subadvisors’ strategies quarterly.
The Advisor has selected Copeland Capital Management, LLC (“Copeland”); Granahan Investment Management LLC (“Granahan”); Granite Investment Partners, LLC (“Granite”); Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”); Punch & Associates Investment Management, Inc. (“Punch”); Reinhart Partners LLC (“Reinhart”); and Shapiro Capital Management LLC (“Shapiro”) to each serve as a Subadvisor to the Fund.
Each Subadvisor has its own process for identifying and evaluating companies and will act independently from the other Subadvisors. A Subadvisor will generally identify securities for its model portfolio by analyzing issuers based on factors such as financial performance, industry position, growth expectations or other investment considerations. A Subadvisor will remove securities from its model portfolio for which its outlook has changed or when it has identified

Fund Summary
Embark Small Cap Equity Fund

more attractive investment prospects. The factors considered and the importance of various considerations vary by Subadvisor.
The Fund may invest in securities issued by publicly traded or non-listed real estate investment trusts (REITs). The Fund may also invest in common stocks of foreign issuers, including emerging market issuers. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies. Foreign securities are typically expected to represent approximately 10% or fewer of the Fund’s assets. The Fund may also invest in American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Equity Risk: The values of equity securities (such as common stocks) may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities or other financial instruments held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Multi-Manager Risk: The Subadvisors’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. Moreover, the allocation of Fund assets among Subadvisors may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisors.
Non-Discretionary Implementation Risk: Because the Fund is managed pursuant to model portfolios provided by non-discretionary Subadvisors that construct the model portfolios but have no authority to effect trades for the Fund’s portfolio, it is expected that the Advisor will effect trades on a periodic basis as the Advisor receives the model portfolios, and therefore less frequently than would typically be the case if the Fund employed discretionary subadvisors that effected trades for the Fund’s portfolio directly. Given that values of investments change with market conditions, a trade may ultimately be less advantageous for the Fund at the time of implementation than it would have been if it were implemented at the time the non-discretionary Subadvisor included it in its model portfolio. This could cause the Fund’s return to be lower than if the Fund employed discretionary subadvisors.
American Depositary Receipts Risk: American depositary receipts (or ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. American depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in common stocks of foreign issuers, as well as depositary receipts, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
REIT Risk: REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Non-listed REITs entail certain risks that publicly traded REITs generally do not. Non-listed REITs are typically less financially stable than publicly traded REITs. Non-listed REITs are unlisted, making them hard to value and trade. Moreover, non-listed REITs generally are exempt from registration under the Securities Act of 1933 and, as such,

Fund Summary
Embark Small Cap Equity Fund

are not subject to the same disclosure requirements as publicly traded REITs, which makes non-listed REITs more difficult to evaluate from an investment perspective.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. The  Advisor potentially will be prevented from implementing model portfolio recommendations at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Advisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Advisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund, and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	9.62%	Q2 2025
Worst Quarter	-10.53%	Q1 2025
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Embark Small Cap Equity Fund
Retirement Class Before Taxes	5.18%	7.69%	01-30-2024
Institutional Class Before Taxes	5.13%	7.64%	01-30-2024
After Taxes on Distributions	3.64%	6.79%
After Taxes on Distributions and Sale of Fund Shares	3.38%	5.64%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	20.30%
Russell 2000® Index^^	12.81%	13.58%
^
This index represents a broad measure of market performance.
^^The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisors
The Advisor has engaged Copeland Capital Management, LLC; Granahan Investment Management LLC; Granite Investment Partners, LLC; Hotchkis and Wiley Capital Management, LLC; Punch & Associates Investment Management, Inc.; Reinhart Partners LLC; and Shapiro Capital Management LLC as Subadvisors since 2024 to provide investment management services to the Fund on a non-discretionary basis.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Justin Menne, Head of Global Equities at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Jake Schurmeier, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2024.

Fund Summary
Embark Small Cap Equity Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Shares are available only through certain intermediary channels, and investors who wish to purchase, exchange or redeem shares should therefore contact their financial intermediary directly. There are no minimum investment amounts applicable to the Fund.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Additional Information about the Funds' Investments

Investment Objectives
Embark Commodity Strategy Fund seeks total return. Embark Small Cap Equity Fund seeks long-term growth of capital.  There can be no assurance that a Fund will be successful in achieving its investment objective. The Board of Trustees of Harbor Funds II (the “Board of Trustees”) may change a Fund’s investment objective without shareholder approval. A Fund will provide at least 60 days’ advance notice of a change in investment objective.

Principal Investment Strategies and Risks
Each Fund’s principal investment strategies and the principal associated risks are described in the respective Fund Summary section at the front of this Prospectus. More detailed descriptions of certain of the principal investments and risks are described below. The order of the below investments and risk factors does not indicate the significance of any particular investment or risk factor.
In addition to the investment strategies described in this Prospectus, each Fund may also make other types of investments, and, therefore, may be subject to other risks.  For additional information about each Fund, its investments and related risks, please see the Funds' Statement of Additional Information.
80% INVESTMENT POLICY
The 80% investment policy of Embark Small Cap Equity Fund may be changed by the Fund upon 60 days’ advance notice to shareholders. The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of this policy.
ACTIVE MANAGEMENT
Embark Commodity Strategy Fund and Embark Small Cap Equity Fund are actively managed by the Advisor and/or Subadvisor, as applicable. Actively managed portfolios are subject to management risk. In managing a Fund’s portfolio, the Advisor and/or Subadvisor, as applicable, applies investment techniques and risk analyses in making investment and asset allocation decisions, but there can be no guarantee that they will produce the desired results.
Temporary Defensive Positions
Each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent instruments or other less volatile instruments—in response to adverse market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
COMMODITY-RELATED INVESTMENTS
Embark Commodity Strategy Fund principally invests in instruments that expose it to commodity risks.
Risks Associated with Commodity-Related Investments
Exposure to commodities often involves higher volatility than traditional securities. Their value can fluctuate based on market trends, commodity index changes, interest rates, and industry-specific factors like supply and demand, weather, and global economic or political developments. These investments may also react to perceived instability in the economy, even if unwarranted. Rising interest rates may negatively impact commodity prices by increasing the cost of carrying or financing physical commodities. Events such as natural disasters, droughts, floods or pandemics can disrupt supply chains and affect commodity availability. Regulatory and political factors such as embargoes, tariffs, sanctions or changes in international trade agreements can impact supply and demand. Certain commodities or related instruments may lack active trading markets and sudden market closures or interruptions can prevent timely liquidation of investments. Shifts in commodity market regulations, including margin requirements or trading restrictions, could adversely affect investments. While commodities can diversify a portfolio due to low correlation with traditional assets, this benefit is not guaranteed. During periods of market stress, correlations may increase, reducing diversification advantages. Extraction, production, and use of commodities may face increasing scrutiny due to environmental and social concerns, potentially impacting prices or limiting investment opportunities.
DATA-RELATED RISKS
The Advisor and/or Subadvisor, as applicable, rely on third-party data providers for various types of financial, market, and index data used in the Fund’s investment process. These data providers may experience errors, omissions, or delays in the collection, processing, and dissemination of data. While the Advisor and/or Subadvisor, as applicable, seeks to identify and correct such errors, there is no guarantee that all inaccuracies will be detected in a timely manner or at all.
Errors in third-party data may affect the calculation of a Fund’s net asset value, portfolio composition, risk metrics or other aspects of Fund performance. In some cases, these errors may result in trading losses, misallocation of assets, or unintended exposures. Each Fund, Advisor and/or Subadvisor, as applicable, does  not independently verify third-party data and rely on the accuracy of the information provided.

Additional Information about the Funds' Investments

The Advisor and/or Subadvisor, as applicable, may use artificial intelligence, machine learning, or other automated tools in connection with its analysis or use of data. Such technologies may produce incomplete, inaccurate, or unintended results if the underlying data is flawed or if the models function in an unexpected manner.
Additionally, if a data provider restates or revises historical data after a Fund has made investment decisions based on such information, such Fund may suffer losses or underperform its benchmark.
DERIVATIVE INSTRUMENTS
Embark Commodity Strategy Fund seeks to gain exposure to the commodity markets primarily through investments in commodity-linked swap agreements and commodity futures.  Embark Small Cap Equity Fund may use derivatives to hedge against adverse changes—which may be caused by changing stock market prices or currency exchange rates—in the market value of securities held by or to be bought for the Fund, as a substitute for purchasing or selling securities or foreign currencies, to manage the duration of a fixed income portfolio, or in non-hedging situations to attempt to profit from anticipated market developments. In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.
Futures Contracts: A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Transactions in futures contracts involve brokerage costs and require margin deposits.
As part of their strategies for Embark Commodity Strategy Fund, the Subadvisors will engage in “rolling” of futures contracts. As the futures contracts held by the Fund approach expiration, they will be sold prior to their expiration date and similar contracts that have a later expiration date will be purchased. Thus, for example, a futures contract purchased and held in August may specify an October expiration. As time passes, the contract expiring in October may be replaced by a contract for delivery in November. Any difference between the price for the nearer delivery month contract and the price for the distant month contract is known as a “roll yield” and can be either a positive amount or a negative amount. If the market for these contracts is (putting aside other considerations) in “backwardation”, which means that the prices are lower in the distant delivery months than in the nearer delivery months, the sale of the October contract would take place at a price that is higher than the price of the November contract, thereby creating a “roll yield.” While some of the contracts the Fund may hold have historically exhibited consistent periods of backwardation, backwardation may not exist at all times. Moreover, certain commodities, such as gold, have historically traded in “contango” markets. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months. The absence of backwardation and presence of contango in a particular commodity market could result in negative “roll yields,” which could adversely affect the value of the Fund. However, the existence of contango (or backwardation) in a particular commodity market does not automatically result in negative (or positive) “roll yields.” The actual realization of a potential roll yield will be dependent upon the shape of the futures curve. The term “futures curve” refers to the relationship between the price of futures contracts over different futures contract maturity dates when plotted in a graph. If the relevant part of the commodity futures curve is in backwardation—a downward sloping futures curve—then, all other factors being equal, the price of a product or index holding that future will tend to rise over time as lower futures prices converge to higher spot prices. The opposite effect would occur for contango.
Forward Contracts: A forward contract is a private, customizable agreement to buy or sell a specified security or instrument at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Instead, a net cash settlement will be made by one party to the other based on the movement of the currencies.
Swap Agreements: A swap agreement is a contractual arrangement in which two parties agree to exchange cash flows or returns (such as interest rates, currencies, or investment performance) based on specified terms, without exchanging ownership of the underlying assets.
Excess Return Swaps: Excess return swaps are derivative contracts between two parties who exchange the excess return from a financial asset between them. One party (the Fund or the Subsidiary) makes payments based on a set rate. The counterparty makes payments based on the return of an underlying asset, in this case the basket of futures designed to track the Index. These swaps expose the Fund economically to movements in commodity prices. The Fund benefits from any increase in the value of the Index but is liable to the counterparty in the event that the value of the Index declines. The Fund’s investments in swaps are leveraged, which means that the Fund receives the return on the Index at less cost than purchasing

Additional Information about the Funds' Investments

the underlying securities or other financial instruments of the Index. This has the effect of increasing the volatility of each swap’s value relative to changes in the Index. The use of excess return swaps exposes the Fund to counterparty risk (the risk that the other party in the swap contract may default on its contractual obligations).
Risks Associated with Derivative Instruments
Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market or currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings. Additionally, certain unexpected market events or significant adverse market movements could result in a Fund not holding enough assets to be able to meet its obligations under a derivatives arrangement. Such occurrences may negatively impact a Fund’s ability to implement its principal investment strategies and could result in losses to a Fund.
To the extent a Fund uses derivative instruments to attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging will be effective. In addition, use of derivative instruments for hedging involves costs and may reduce gains or result in losses, which may adversely affect a Fund.
Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts transactions.
The risks of forward contracts include, but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) imperfect or no correlation between the changes in market value of the currencies or securities and the prices of such contracts; and(3) the risk that the counterparty will default on its obligations.
EQUITY AND EQUITY-RELATED SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Embark Small Cap Equity Fund principally invests in common stocks as well as American depositary receipts.
Common Stock: Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and, frequently, an exclusive right to do so.
Preferred Stock: Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
American Depositary Receipts: American depositary receipts (“ADRs”) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR.
Real Estate Investment Trusts (REITs): Embark Small Cap Equity Fund may gain exposure to the real estate sector by investing in REITs. The Fund is permitted to invest in REITs across any property subsector including industry, retail, apartments, office and specialized REITs and may invest in publicly traded and non-listed REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed

Additional Information about the Funds' Investments

to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
Other Investment Companies: Other investment companies include exchange-traded funds, mutual funds, closed-end funds, business development companies and unit investment trusts. A Fund’s investment in other investment companies is subject to the applicable requirements under the Investment Company Act and rules thereunder. The Fund may purchase the securities of another investment company in order to gain exposure to a particular asset class. Investments in other investment companies could allow the Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the Fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. To the extent the Advisor invests a Fund’s assets in other funds managed by the Advisor, it may do so without considering or canvassing the universe of unaffiliated funds available.
Risks Associated with Equity Securities
The market value of equity securities may decline. Such declines may result from broad economic or market developments that affect securities generally and are not directly tied to the financial condition or prospects of a particular issuer or industry. These developments may include changes in interest rates, periods of heightened market volatility or instability, or extended phases of economic contraction or cyclical shifts. Common stocks may be especially sensitive to these market-wide movements, and a general downturn in equity markets may adversely affect the value of many or all common stocks held by a Fund.
Investor sentiment or perceptions regarding specific industries or economic sectors may shift. Negative sentiment toward one or more sectors may prompt investors to reduce or exit their positions, which could lead to declines in the value of companies operating within those industries or sectors. Price fluctuations in equity securities may also arise from factors affecting a particular region, industry, or sector, and an issuer’s securities may decline in value due solely to conditions impacting other companies in the same or related industries, such as increases in production costs or other shared economic pressures.
The value of a company’s equity securities may decline due to factors directly related to that company, including management decisions, reduced demand for its products or services, or deterioration in its financial condition. Common stock prices may be particularly volatile and may experience significant declines over short periods. For example, unfavorable corporate developments, such as disappointing earnings results or the suspension or reduction of anticipated dividend payments, may negatively affect the price of a company’s securities.
Investment in REITs is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile. Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940. Furthermore, REITs are not diversified and are heavily dependent on cash flow. Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, shares of an investment company may trade at a premium or a discount to their net asset value, and their shares may have greater volatility if an active trading market does not exist. As a shareholder of another investment company, the Fund must pay its pro-rata share of that investment company’s fees and expenses. If the Fund invests in another series of Harbor ETF Trust, the management fee paid by the Fund will be reduced to ensure that the Fund does not incur duplicate management fees as a result of its investment.
ESG INTEGRATION
The Subadvisors to certain Funds (as described in the applicable Fund Summary) incorporate environmental, social and/or governance (“ESG”) considerations in the investment process. A Subadvisor’s incorporation

Additional Information about the Funds' Investments

of ESG considerations in its investment process may cause it to make different investments for a Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, a Fund may perform differently from funds that do not use such considerations. Additionally, a Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
A Subadvisor is dependent on available information to assist in the evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for a Fund may differ from processes employed for other funds. When integrating ESG factors into the investment process, the Subadvisor may rely on third-party data that it believes to be reliable, but the providers of such data do not guarantee its accuracy. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process.
A Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
The ESG factors that may be evaluated as part of the Subadvisor’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
FIXED INCOME SECURITIES
Fixed income securities represent a creditor relationship, or the right to receive specified payments of principal and interest from an issuer. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features. Embark Commodity Strategy Fund Invests in the following fixed income securities as a part of its principal investment strategy: government securities, corporate debt securities, and repurchase agreements on fixed income instruments.
Government Securities: “Government securities,” as defined under the Investment Company Act of 1940 and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Fixed income securities, as used, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.
Corporate Debt Securities: Corporate debt securities are bonds or notes issued by corporations to raise capital. These securities pay interest to investors at regular intervals and return the principal amount at maturity. Corporate debt can vary in terms of credit quality, duration and yield.
Repurchase Agreements on Fixed Income Instruments: Repurchase agreements entail the purchase of securities by the Fund subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price.
Risks Associated with Fixed Income Securities
Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the fixed-income securities markets, making it harder for a Fund to sell its fixed-income investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a Fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a Fund because low or negative yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of a Fund’s net asset value per share. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on a Fund’s investments and the markets where it trades. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
Credit Quality
Credit quality describes the issuer’s ability to meet its debt obligations in full and on time. Embark Commodity Strategy Fund invests in investment-grade fixed income securities.

Additional Information about the Funds' Investments

Securities are investment-grade if:
■
They have a rating in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”).
■
They have received a comparable short-term or other rating.
■
They are unrated securities that the Advisor and/or Subadvisor, as applicable, believes to be of comparable quality to rated investment-grade securities.
Securities are considered below investment-grade (“junk” bonds) if:
■
They have a rating below one of the top four long-term rating categories of a NRSRO or are deemed to be of an equivalent credit quality by the Subadvisor.
■
They are unrated securities that the Advisor and/or Subadvisor, as applicable, believes to be of comparable quality.
A Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. Each Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts or repurchase agreements, as applicable. An issuer, guarantor or counterparty could suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the Fund’s investment. Credit ratings may not be an accurate assessment of liquidity or credit risk.
FOREIGN SECURITIES
Embark Small Cap Equity Fund may invest in common stocks of foreign companies (directly or through ADRs) as part of its principal investment strategy.
The Advisor and/or Subadvisor, as applicable, is responsible for determining whether a particular issuer would be considered a foreign issuer (also referred to as a “non-U.S.company”). Normally, foreign governments and their agencies and instrumentalities are considered foreign issuers, respectively. In the case of non-governmental issuers, the Advisor and/or Subadvisor, as applicable, may consider an issuer to be a foreign issuer if:
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the company has been classified by MSCI, FTSE, or S&P indices as a foreign issuer;
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the equity securities of the company principally trade on stock exchanges in one or more foreign countries;
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a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign countries or a substantial portion of its assets are located in one or more foreign countries;
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the company is organized under the laws of a foreign country or its principal executive offices are located in a foreign country; and/or
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the Advisor and/or Subadvisor, as applicable, otherwise determines an issuer to be a foreign issuer in its discretion based on any other factors relevant to a particular issuer.
Each Subadvisor may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisors do not consult with one another with respect to the management of their respective sleeve of the Fund, the Subadvisors may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign country may nevertheless be classified by a Subadvisor as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
Risks Associated with Foreign Securities
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional Information about the Funds' Investments

In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds' custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which a Fund may invest in order to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act of 1940, which governs the establishment of foreign subcustodial arrangements for funds. A Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the recovery of assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Advisor and the Subadvisors have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
INVESTMENTS IN A WHOLLY OWNED SUBSIDIARY
Embark Commodity Strategy Fund obtains exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code through investments in several wholly owned subsidiaries (each, a “Subsidiary”), as discussed under “Dividends, Distributions and Taxes — A Note on Wholly Owned Subsidiary Investments.” The discussion below applies to each Subsidiary of the Fund.

Additional Information about the Funds' Investments

The Subsidiary invests primarily in exchange-traded products backed by or linked to physical commodities or commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into commodity-linked derivative instruments directly, subject to certain limitations, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also invests in U.S. Treasury securities, cash, and money market funds, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund invests in the Subsidiary and is subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked derivative instruments. The Fund wholly owns and controls the Subsidiary, and both the Fund and the Subsidiary have the same investment adviser and subadviser. In addition, the Fund complies with the provisions of the Investment Company Act governing investment policies (Section 8) and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary will comply with the provisions of the Investment Company Act pertaining to affiliated transactions and custody.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in this Prospectus and Statement of Additional Information which, in turn, would adversely affect the Fund. Similarly, changes in the laws of the United States, including tax laws, could restrict the Fund’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.
NON-DIVERSIFICATION RISK
Embark Commodity Strategy Fund is classified as non-diversified, meaning that it may invest a greater percentage of its assets in securities of a single issuer, and/or invest in relatively small number of issuers. As a result, the Fund may be more susceptible to the risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of these issuers may also present substantial credit or other risks.
NOT FDIC INSURED
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fund shares will go up and down in price, meaning that you could lose money by investing in a Fund. Many factors influence a Fund’s performance and a Fund’s investment strategy may not produce the intended results.
OPERATIONAL RISKS
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period, or may otherwise adversely affect a Fund and its shareholders. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund. In addition, similar incidents affecting issuers of securities or other financial instruments held by a Fund may negatively impact Fund performance.
PORTFOLIO TURNOVER
The Funds do not expect to, but may engage in, frequent trading to achieve their respective principal investment strategies. Active and frequent trading in a Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Although a higher turnover rate results in higher transaction costs and other expenses for the Fund, the Advisor and/or Subadvisor as applicable, engaging in frequent trading in a Fund’s portfolio believes that the portfolio transactions are in the best interests of shareholders.
SHORT SALES
Embark Commodity Strategy Fund may hold short positions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or

Additional Information about the Funds' Investments

maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
USE OF MODEL PORTFOLIOS
In managing Embark Small Cap Equity Fund, the Advisor receives model portfolios from the Subadvisors and constructs a portfolio based on the Advisor’s allocation to each Subadvisor’s strategy. The Advisor purchases securities for the Fund consistent with the aggregation of the model portfolios, but may deviate from such aggregation under certain circumstances, including when the recommended securities are not available in the specific quantities or prices sought by the Subadvisor or when purchasing such securities in conjunction with the Fund’s existing holdings would violate an investment restriction of the Fund.
The Advisor may determine that the Fund should, at any given time, have exposure to a variety of principal investment styles, which are intended to complement one another, and selects Subadvisors for the Fund after assessing their strategies alone and in combination with the other Subadvisors selected for the Fund. The Advisor intends to monitor drift in the allocations between Subadvisors due to portfolio performance on a regular basis and will rebalance to the strategic allocations at its discretion. The Advisor considers various factors in selecting Subadvisors for the Fund and determining allocations among Subadvisors, including market conditions and the relative performance of each Subadvisor’s strategy.
Copeland selects companies based on fundamental stock selection criteria, including companies’ dividend payments. Granahan employs a fundamental, bottom-up process that seeks to identify companies well positioned for growth and monitors companies’ valuation metrics. Granite uses a fundamental research-driven approach to find companies with strong management teams and superior business models that can also benefit from catalysts expected to drive gains in discretionary free cash flow, revenue, earnings and returns on invested capital. Hotchkis and Wiley seeks to identify market inefficiencies that create opportunities to buy business that it believes to be undervalued relative to their long-term earning potential. Punch focuses on identifying businesses that it believes to be of high quality despite being lesser-known, misunderstood or in transition. Reinhart utilizes a bottom-up research process with a long-term investment focus that seeks to take advantage of market and behavioral inefficiencies. Shapiro identifies businesses for investment by focusing on event-driven catalysts, such as corporate restructuring, spinoffs and material insider buying, that they believe create opportunities for the business.
USE OF MULTIPLE SUBADVISORS
The assets of Embark Commodity Strategy Fund are allocated among multiple Subadvisors. The Advisor may determine that the Fund should, at any given time, have exposure to a variety of principal investment styles, which are intended to complement one another, and selects Subadvisors for the Fund after assessing their strategies alone and in combination with the other Subadvisors selected for the Fund. The Advisor intends to monitor drift in the allocations between Subadvisors due to portfolio performance on a regular basis and will rebalance to the strategic allocations at its discretion. The Advisor considers various factors in selecting Subadvisors for the Fund and determining allocations among Subadvisors, including market conditions and the relative performance of each Subadvisor’s strategy.
AQR employs a quantitative approach, which seeks to balance risk across sectors and through time while over-or under-weighting sectors and individual commodities using a variety of tactical signals. CoreCommodity utilizes a multi-factor investment approach that incorporates both fundamental and quantitative techniques with an emphasis on risk management. Neuberger Berman seeks to emphasize commodities with relative scarcity while maintaining a reasonable level of risk by complementing a risk-balanced core portfolio with a tactical sleeve designed to exploit temporary market dislocations. Quantix aims to provide diversified exposure to commodities while also maximizing its ability to hedge against inflation. SIMNA’s investment approach combines fundamental commodity research with a bottom-up global macro analysis. Summerhaven seeks to identify commodities with low inventories in emerging commodities markets.

Portfolio Holdings Disclosure Policy
Each Fund’s full portfolio holdings are published monthly on the 15th day following month end on harborcapital.com. This information remains available at harborcapital.com until the information is updated for the subsequent period.
Additional information about Harbor Funds II's portfolio holdings disclosure policy is available in the Statement of Additional Information.

The Advisor

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) is the investment adviser to Harbor Funds II. The Advisor, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor Funds II and the other products managed by the Advisor were approximately $67.2 billion as of December 31, 2025.
The Advisor employs a “manager-of-managers” approach in selecting and overseeing investment subadvisers (each, a “Subadvisor”) for each Fund. The Advisor allocates each Fund’s assets to one or more Subadvisors. For Embark Commodity Strategy Fund, the Subadvisors are responsible for the day-to-day management of the assets allocated to them.  For Embark Small Cap Equity Fund, the Advisor will make day-to-day investment decisions with respect to the Fund to implement model portfolios provided by non-discretionary Subadvisors.
Subject to the approval of the Board of Trustees, the Advisor establishes, and may modify whenever deemed appropriate, the investment strategy of each Fund. The Advisor also is responsible for overseeing each Subadvisor and recommending the selection, termination and replacement of Subadvisors.
The Advisor also:
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Seeks to ensure quality control in each Subadvisor’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark or tracking an index, as applicable.
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Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadvisor should be retained or changed.
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Focuses on cost control.
In order to more effectively manage the Funds, Harbor Funds and the Advisor have been granted an order from the Securities and Exchange Commission (“SEC”), which extends to Harbor Funds II,  permitting the Advisor, subject to the approval of the Board of Trustees, to select Subadvisors not affiliated with the Advisor to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisors, all without obtaining shareholder approval.
In addition to its investment management services, the Advisor administers the business affairs of Harbor Funds II. The Advisor pays a subadvisory fee to each Subadvisor out of its own assets. The Fund is not responsible for paying any portion of the subadvisory fee to a Subadvisor.
Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Embark Commodity Strategy Fund	0.66%	0.66%
Embark Small Cap Equity Fund	0.58	0.58
A discussion of the factors considered by the Board of Trustees when approving the investment advisory and subadvisory agreements (if applicable) of the Funds is available in the Funds' Form N-CSR for the period ended April 30, 2025.
From time to time, the Advisor or its affiliates may invest “seed” capital in a fund, typically to enable a fund to commence investment operations and/or achieve sufficient scale. The Advisor and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a fund.

The Advisor

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds.

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. serves as investment adviser to Embark Commodity Strategy Fund and Embark Small Cap Equity Fund.
The portfolio managers are jointly and primarily responsible for allocating Embark Commodity Strategy Fund’s assets among its Subadvisors and managing any assets not allocated to a Subadvisor. Each Subadvisor is responsible for making day-to-day investment decisions for its allocated assets.
The portfolio managers are jointly and primarily responsible for the day-to-day management of the Embark Small Cap Equity Fund’s portfolio. Harbor Capital manages the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisers.
PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Spenser P. Lerner, CFA
Mr. Lerner joined Harbor Capital in 2020 and is the Head of
Multi-Asset Solutions, a Managing Director and Portfolio Manager.
Prior to joining Harbor Capital, Mr. Lerner was a Vice President of
Equity and Quantitative Investment Research and Equity Manager
Research for JP Morgan Asset Management (2017-2020). Before that, he worked as a Research, Portfolio Management and Quantitative
Investment Strategy Associate for JP Morgan Asset Management
(2014-2017). Mr. Lerner began his investment career in 2009.

Justin Menne
Mr. Menne joined Harbor Capital in 2021 and is the Head of Global
Equities on the Multi-Asset Solutions Team. Prior to joining Harbor
Capital, Mr. Menne was an Associate at JP Morgan Asset Management
(2017-2021). Mr. Menne began his investment Career in 2017.

Jake Schurmeier
Mr. Schurmeier joined Harbor Capital in 2021 as a Portfolio Manager.
Prior to joining Harbor Capital, Mr. Schurmeier was a member of the Federal Reserve Bank of New York’s Markets Group (2015-2021)
and while there spent time at the U.S. Department of the Treasury
(2018-2019). Mr. Schurmeier began his investment career in 2015.

The Subadvisors

Model Portfolio Providers
Embark Small Cap Equity Fund
Each of the Subadvisors below provides a model portfolio to the Advisor, which the Advisor implements at its discretion with respect to a portion of the assets of the Fund. The Advisor is responsible for the day-to-day management of the Fund’s portfolio.
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Copeland Capital Management, LLC, located at 161 Washington Street, Suite 1325, Conshohocken, PA 19428.
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Granahan Investment Management LLC, located at 404 Wyman Street, Suite 460, Waltham, MA 02451.
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Granite Investment Partners, LLC, located at 2321 Rosecrans Avenue, Suite 4200, El Segundo, CA 90245.
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Hotchkis and Wiley Capital Management, LLC, located at 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5704.
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Punch & Associates Investment Management, Inc., located at 7701 France Avenue South #300, Edina, MN 55435.
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Reinhart Partners LLC, located at 11090 N. Weston Drive, Mequon, WI 53092.
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Shapiro Capital Management LLC, located at 6060 Peachtree Rd, Suite 1555, Atlanta, GA 30305-2236.

Subadvisors
Embark Commodity Strategy Fund
Each of the Subadvisors below manages a sleeve of Fund assets allocated to it by the Advisor. Each Subadvisor is responsible for making day-to-day investment decisions for its allocated assets.
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AQR Capital Management, LLC, located at One Greenwich Plaza, Suite 130, Greenwich, CT 06830.
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CoreCommodity Management, LLC, located at 680 Washington Boulevard, 11th Floor, Stamford, CT 06901.
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Neuberger Berman Investment Advisers LLC, located at 1290 Avenue of the Americas, New York, NY 10104.
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Quantix Commodities LP, located at 16 Old Track Road, Suite A, Greenwich, CT 06830.
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Schroder Investment Management North America Inc., located at 7 Bryant Park, Suite 1600, New York, NY 10018. SIMNA may allocate assets to or from its affiliate, Schroder Investment Management North America Limited in connection with the daily investment of the assets allocated to it by the Advisor. SIMNA Ltd. Is located at 1 London Wall Place, London EC2Y 5AU, United Kingdom.
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Summerhaven Investment Management, LLC, located at 1266 E. Main Street, Fourth Floor, Stamford, CT 06902.

Your Harbor Funds II Account
Choosing a Share Class

 Other funds managed by the Advisor are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds call 800-422-1050 or visit our website at harborcapital.com.
Shares of the Funds are currently available for sale only through clients of Wells Fargo entities and through retirement plans sponsored by Harbor Capital Advisors, Inc.
Each of the Funds has multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the Funds' separate share classes have different expenses and, as a result, their investment performances will differ. Harbor Funds II, the Advisor, Harbor Funds Distributors, Inc. (the “Distributor”) and Harbor Services Group, Inc. (“Shareholder Services”) do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. When choosing a share class, you should consider the factors below:
Retirement Class	Retirement Class shares are available to individual and institutional investors through private wealth programs and retirement plans.
■ No 12b-1 fee and no intermediary fee of any kind paid by any Fund
■ Transfer agent fee of up to 0.02% of average daily net assets

Institutional Class	Institutional Class shares are available to individual and institutional investors through advisory programs.
■ No 12b-1 fee
■ Transfer agent fee of up to 0.10% of average daily net assets

Transfer Agent Fees
The Funds pay Shareholder Services transfer agent fees (specified above) on a per-class basis for its services as shareholder servicing agent for each Fund. For the Institutional Class of shares, Shareholder Services uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain recordkeeping, subaccounting and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., quarterly) and/or an asset based fee that is determined based upon the value of the assets maintained by the financial intermediary.

Investing Through a Financial Intermediary
You may purchase Fund shares through a financial intermediary, which may include banks, broker-dealers, or financial professionals, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than Harbor Funds II. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the Funds directly.
The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward purchase orders to the Funds on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds II by the next business day. Your purchase order must be received in proper form by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price. “Proper form” means that specific trade details and customer identifying information must be received by the intermediary at the time an order is submitted. Shares of the Embark Funds are available only through Wells Fargo Clearing Services, LLC and Wells Fargo Bank, N.A., and through retirement plans sponsored by Harbor Capital Advisors, Inc.
The Distributor, Shareholder Services and/or the Advisor and their related companies have in the past and could in the future pay intermediaries for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional Class of shares of the Funds through accounts that are maintained by the intermediaries.
The Advisor has in the past and could in the future pay intermediaries for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services, including making shares of a Fund and certain other Harbor funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary or its representatives, are not made by a Fund. Rather, such payments are made by the Advisor or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Harbor fund complex. Payments of this type are sometimes referred to as revenue-sharing payments.
A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary (or its representatives) and its customers and may cause the intermediary to recommend a Fund or other Harbor funds over another investment.

Your Harbor Funds II Account
Choosing a Share Class

See the Statement of Additional Information for more information. Ask your sales representative or visit your financial intermediary’s website for more information.
Harbor Funds II, the Advisor, the Distributor, Shareholder Services and their respective trustees, directors, officers, employees and agents are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds II. Harbor Funds II will not correct transactions that are submitted to Harbor Funds II in error by the intermediary unless the intermediary has notified Harbor Funds II of the error by 9:00 a.m. Eastern time on the following business day or prior to the deadline established between Harbor and the intermediary (i.e., on a trade date plus one (T+1) basis).

Your Harbor Funds II Account
How to Purchase, Sell and Exchange Shares

Harbor Funds II will not accept cash, money orders, cashier’s checks, official checks, starter checks, third-party checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S.
Harbor Funds II does not issue share certificates.
Shares may be purchased through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. Your financial intermediary must receive your order in proper form to purchase shares before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, to receive that day’s share price. Orders received after the close of the NYSE will receive the next business day’s share price. See “Investing Through a Financial Intermediary” for additional information.
Harbor Funds II at all times reserves the right to reject any purchase for any reason without prior notice, including if Harbor Funds II determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds II believes may be harmful to the Fund involved. The Funds will notify shareholders of a purchase order rejection within 5 business days. For more information about Harbor Funds II’s policy on excessive trading, see “Excessive Trading/Market Timing.”
The Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.
All orders to exchange shares received in proper form by your financial intermediary before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in proper form after the close of the NYSE will receive the next day’s share price. The exchange privilege is not intended as a means for short-term or excessive trading. Harbor Funds II at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds II determines that a shareholder has engaged in excessive short-term trading that Harbor Funds II believes may be harmful to a Fund. As noted above, for more information about Harbor Funds II’s policy on excessive trading see “Excessive Trading/Market Timing.”
You should consider the differences in investment objectives and expenses between Funds before making an exchange.
Harbor Funds II may change or terminate its exchange policy on 60 days’ notice.
You may sell your shares for cash at any time, subject to certain restrictions. All orders to sell shares received in proper form by your financial intermediary before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in proper form after the close of the NYSE will receive the next business day’s share price. Harbor Funds II has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Typically, Harbor Funds II expects to pay redemption proceeds to the financial intermediary within one to three business days after Harbor Funds II receives the order from the intermediary. As previously noted, payments of redemption proceeds may take up to seven days, as permitted by law. Your broker may charge you a separate or additional fee for sales of shares.

Shareholder and Account Policies

Transaction and Account Policies
Anti-Money Laundering
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including Harbor Funds II, to adopt policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. Unless the required information is collected by the broker/dealer or other financial intermediary pursuant to an agreement, Harbor Funds II will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus.
Federal law prohibits Harbor Funds II and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, Harbor Funds II may restrict your ability to purchase additional shares until your identity is verified. Harbor Funds II may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Rights Reserved by Harbor Funds II
Harbor Funds II reserves the following rights: (1) to receive initial purchases by telephone, online access, or mail; (2) to refuse any purchase or the purchase portion of an exchange order for any reason; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering a Fund’s shares at any time to all or certain groups of investors; and (5) to provide for or modify minimum investment requirements or modify the manner in which shares are offered for purchase.
These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund or if required by law.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds II reserves the right to treat such day as a business day and accept purchase and redemption orders until (and calculate a Fund’s NAV as of) the normally scheduled close of regular trading on the NYSE for that day.

Excessive Trading/Market-Timing
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Funds are intended for long-term investment purposes only. Harbor Funds II has taken reasonable steps to identify and seek to discourage excessive short-term trading.
Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies, increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. Some Fund holdings may not trade every day or may not trade frequently throughout a trading day. As a result, the Funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a Fund’s portfolio securities, as reflected by the Fund’s net asset value on any given day, do not fully reflect the current fair market value of such securities. To the extent a Fund invests in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.
The Board of Trustees has adopted policies and procedures and has authorized Harbor Funds II to take the following actions to discourage excessive short-term trading activity in the Funds.
You may make no more than four round trips in the same Fund in any 12-month period. A “round trip” is a purchase into a Fund followed by a redemption out of the same Fund (including by exchange) or a redemption out of a Fund (including by exchange) followed by a purchase into the same Fund within a 30-day period. When a purchase or redemption transaction is paired with another transaction to make one round trip, neither of those transactions is paired with a third transaction to make a second round trip. For example, if a shareholder purchases shares of a Fund on May 1, redeems those shares of the same Fund on May 15 and then purchases shares in the same Fund again on June 5, the shareholder would have engaged in one round trip. The purchase on May 1 would be paired with the redemption on May 15 because the transactions occurred within a 30-day period. However, the redemption on May 15

Shareholder and Account Policies

would not be paired with the purchase on June 5 to create a second round trip because the May 15 redemption already constituted part of the earlier round trip. Different restrictions may apply if you invest through an intermediary.
Harbor Funds II will limit, for a period of 60 days, future purchases into a Fund by any investor who makes more than four round trips in the same Fund in a 12-month period. Harbor Funds II monitors trading activity in any accounts maintained directly with Harbor Funds II. If Harbor Funds II discovers what it believes to be excessive trading or market timing activity in any Fund, it may limit future purchases or terminate the exchange privilege for a shareholder on a temporary or permanent basis at any time, including after one round trip. Harbor Funds II may also prohibit a shareholder from opening new accounts or adding to existing accounts in any Harbor fund. The trading history of accounts under common ownership or control within any of the Funds may be considered in enforcing these policies. As described under “Pricing of Fund Shares,” Harbor Funds II has also implemented fair value pricing procedures, which may have the effect of reducing market timing activity in the Funds. In addition, the Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Purchases placed (directly or through a financial intermediary) in violation of the Funds’ exchange limits or excessive trading policy may be rejected by a Fund.
The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the same Funds; (iii) purchases of shares in retirement accounts with participant payroll or employer contributions or loan repayments; (iv) transactions involving the reinvestment of dividend and capital gains distributions; (v) transactions initiated through an automatic investment, exchange or withdrawal plan; (vi) transactions involving the transfer of shares from one account to another account of the same shareholder in the same Fund and the conversion of shares from one class to another class in the same Fund; (vii) transactions initiated by a plan sponsor; (viii) Section 529 College Savings Plans; (ix) Harbor funds that invest in other Harbor funds; (x) involuntary redemptions of shares to pay Fund or account fees; (xi) transactions below a dollar amount applicable to all accounts in a Fund that Harbor has determined, in its sole discretion, are not likely to adversely affect the management of the Fund; and (xii) omnibus accounts maintained by financial intermediaries..
When financial intermediaries establish omnibus accounts with Harbor Funds II, Harbor Funds II monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds II monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds II believes are owned directly by the investor. If Harbor Funds II detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds II will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds II can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds II may limit or prohibit additional purchases of Fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds II normally monitors trading activity at the omnibus account level, Harbor Funds II may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.
In addition, certain financial intermediaries may impose restrictions on short-term trading that may differ from those of Harbor Funds II. Harbor Funds II may choose to rely on the intermediary’s restrictions on short-term trading in place of its own if Harbor Funds II determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity.

Shareholder Actions
With the exception of any claims under the federal securities laws, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any Fund shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, Harbor Funds II’s By-Laws or Harbor Funds II or any Fund, including any claim of any nature against Harbor Funds II, a Fund, the Trustees or officers or employees of Harbor Funds II, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Any suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America. As a result of these provisions, shareholders may have to bring suit in an inconvenient and less favorable forum. There is a question regarding the enforceability of these

Shareholder and Account Policies

provisions since the Securities Act of 1933 and the Investment Company Act of 1940 permit shareholders to bring claims arising from these Acts in both state and federal courts.

Pricing of Fund Shares
Each Fund’s share price, called its net asset value (NAV) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share for each class of shares outstanding is computed by dividing the net assets of the Fund attributable to that class by the number of Fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is generally not calculated and the Funds generally does not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds II reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Advisor believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds II may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds' securities trade remain open.
Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Advisor to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments.  The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
Each Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last sale prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, fair market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means a Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by a Fund may also differ from

Shareholder and Account Policies

the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.
Current day share prices are normally available after 7:00 p.m. Eastern time at harborcapital.com.

In-Kind Redemptions
Harbor Funds II reserves the right to pay redemptions of the redeeming Fund, either totally or partially, by an in-kind redemption of securities (instead of cash) from the applicable Fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the Fund’s NAV per share. Redemptions, whether made in cash or in-kind, are taxable transactions for those shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs. You also may incur an additional tax liability upon the disposition of the securities received in the redemption.

Methods to Meet Redemption Requests
In order to meet redemption requests, Harbor Funds II typically expects to use holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund may meet redemption requests by accessing a custodian overdraft facility, borrowing through an interfund lending program, or borrowing through other sources. These methods may be used during both normal and stressed conditions. In addition, Harbor Funds II reserves the right to pay redemption proceeds in-kind as described above.

Shareholder and Account Policies

 This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you.
Dividends, Distributions and Taxes
Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund, except as indicated below, declares and pays any dividends from net investment income and capital gains at least annually in December. Embark Commodity Strategy Fund declares and pays any dividends from net investment income quarterly.
Each Fund may also pay dividends and capital gain distributions at other times if necessary to avoid U.S. federal income or excise tax. Each Fund expects distributions, if any, to be from capital gains and/or net investment income.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by a Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum rate of 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Funds' Statement of Additional Information. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Generally, you should avoid investing in a Fund before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.” For example: On December 16, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 17, the Fund’s net asset value per share will drop to $19 (excluding any market value change). You would still have an investment worth only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received — even if you reinvest the distribution in more shares.
When you sell or exchange Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) you receive and your tax basis for the shares that you sell or exchange. Early each year, each Fund will send you information about each Fund’s dividends and distributions and any shares you sold during the previous calendar year unless your account is maintained by a financial intermediary.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide Harbor Funds II with your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, redemptions, exchanges and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in more detail in the Funds' Statement of Additional Information.
Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:
■
Postal or other delivery service is unable to deliver checks to the address of record;
■
Dividends and capital gains distributions are not cashed within 180 days; or
■
Bank account of record is no longer valid.
Dividends and capital gains distribution checks that are not cashed within 180 days may be reinvested in your account in the same Fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any investment. In addition, reinvestments are net of any applicable withholding tax.
Harbor Funds II does not have any obligation, under any circumstances, to pay interest on dividends or capital gains distributions sent to a shareholder.

Shareholder and Account Policies

A Note on Wholly Owned Subsidiary Investments. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Funds derive at least 90% of their gross income from certain qualifying sources of income. Income and gains from direct investments by a Fund in commodity-related instruments generally would not be treated as qualifying income. The IRS has issued final regulations that generally treat the Fund’s income inclusion with respect to the Subsidiaries as qualifying income if either (A) there is a current-year distribution out of the earnings and profits of each Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. Based upon these Treasury Regulations, each Fund expects income and gains derived from the Subsidiaries to constitute qualifying income.
A Subsidiary generally will not be subject to U.S. federal income tax. Each Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be treated as a “U.S. shareholder” of such Subsidiary. As a result, each Fund will be required to include in its annual income, income earned by each Subsidiary during the applicable year, whether or not such income is distributed by the Subsidiary. Furthermore, each Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not each Subsidiary actually makes a distribution to the Fund during the taxable year. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by the Fund or another Subsidiary, and such loss would not be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS could limit the circumstances in which income and gains derived from a Subsidiary would be considered qualifying income under Subchapter M of the Code or otherwise affect the character, timing and/or amount of such Fund’s taxable income or any gains and distributions made by the Fund.
If a Fund fails to qualify as a regulated investment company for any taxable year, such Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' most recent annual financial statements, which are available upon request.
EMBARK COMMODITY STRATEGY FUND (CONSOLIDATED)
	Retirement Class
	Year Ended October 31, 2025	Period from January 23, 2024[a] through October 31, 2024

Net asset value beginning of period	$10.41	$10.00
Income from Investment Operations
Net investment income/(loss)[e,b]	0.38	0.35
Net realized and unrealized gain/(loss) on investments	1.21	0.26
Total from investment operations	1.59	0.61
Less Distributions
Dividends from net investment income	(0.60)	(0.20)
Distributions from net realized capital gains	—*	—
Total distributions	(0.60)	(0.20)
Net asset value end of period	$11.40	$10.41
Net assets end of period (000s)	$212,345	$240,433
Ratios and Supplemental Data (%)
Total return[f]	15.93%	6.06%[c]
Ratio of total expenses to average net assets	0.74	0.85[d]
Ratio of net expenses to average net assets[e]	0.71	0.71[d]
Ratio of net investment income/(loss) to average net assets[e]	3.55	4.37[d]
Portfolio turnover	50	34[c]

	Institutional Class
	Year Ended October 31, 2025	Period from January 23, 2024[a] through October 31, 2024

Net asset value beginning of period	$10.42	$10.00
Income from Investment Operations
Net investment income/(loss)[e,b]	0.37	0.33
Net realized and unrealized gain/(loss) on investments	1.21	0.28
Total from investment operations	1.58	0.61
Less Distributions
Dividends from net investment income	(0.59)	(0.19)
Distributions from net realized capital gains	—*	—
Total distributions	(0.59)	(0.19)
Net asset value end of period	$11.41	$10.42
Net assets end of period (000s)	$2,663,906	$2,683,573
Ratios and Supplemental Data (%)
Total return[f]	15.82%	6.12%[c]
Ratio of total expenses to average net assets	0.82	0.93[d]
Ratio of net expenses to average net assets[e]	0.79	0.79[d]
Ratio of net investment income/(loss) to average net assets[e]	3.47	4.15[d]
Portfolio turnover	50	34[c]

*	Less than $0.01
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

EMBARK SMALL CAP EQUITY FUND
	Retirement Class
	Year Ended October 31, 2025	Period from January 30, 2024[a] through October 31, 2024

Net asset value beginning of period	$10.76	$10.00
Income from Investment Operations
Net investment income/(loss)[e,b]	0.05	0.03
Net realized and unrealized gain/(loss) on investments	0.66	0.73
Total from investment operations	0.71	0.76
Less Distributions
Dividends from net investment income	(0.04)	—
Distributions from net realized capital gains	—	—
Total distributions	(0.04)	—
Net asset value end of period	$11.43	$10.76
Net assets end of period (000s)	$30,249	$164,442
Ratios and Supplemental Data (%)
Total return[f]	6.63%	7.60%[c]
Ratio of total expenses to average net assets	0.66	0.75[d]
Ratio of net expenses to average net assets[e]	0.61	0.61[d]
Ratio of net investment income/(loss) to average net assets[e]	0.48	0.42[d]
Portfolio turnover	83	71[c]

	Institutional Class
	Year Ended October 31, 2025	Period from January 30, 2024[a] through October 31, 2024

Net asset value beginning of period	$10.76	$10.00
Income from Investment Operations
Net investment income/(loss)[e,b]	0.04	0.03
Net realized and unrealized gain/(loss) on investments	0.67	0.73
Total from investment operations	0.71	0.76
Less Distributions
Dividends from net investment income	(0.04)	—
Distributions from net realized capital gains	—	—
Total distributions	(0.04)	—
Net asset value end of period	$11.43	$10.76
Net assets end of period (000s)	$498,865	$1,530,650
Ratios and Supplemental Data (%)
Total return[f]	6.57%	7.60%[c]
Ratio of total expenses to average net assets	0.74	0.83[d]
Ratio of net expenses to average net assets[e]	0.69	0.69[d]
Ratio of net investment income/(loss) to average net assets[e]	0.38	0.40[d]
Portfolio turnover	83	71[c]

a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized
e	Reflects the Advisor’s waiver, if any, of its management fees and/or other operating expenses.
f	The total returns would have been lower had certain expenses not been waived during the periods shown.

Fund Details

Share prices are available on our website at harborcapital.com after 7:00 p.m. Eastern time or by calling 800-422-1050 during normal business hours.
Other Harbor funds managed by the Advisor are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborcapital.com or call 800-422-1050 during normal business hours.

FUND NUMBER	TICKER SYMBOL
EMBARK Funds
Embark Commodity Strategy Fund
2548	ECSQX	Retirement Class
2048	ECSWX	Institutional Class
Embark Small Cap Equity Fund
2547	ESCQX	Retirement Class
2047	ESCWX	Institutional Class

Updates Available
For updates on the Funds following the end of each calendar quarter, please visit our website at harborcapital.com.

For more information
For investors who would like more information about the Funds, the following documents are available upon request:
Annual/Semi-Annual Shareholder Reports and Form N-CSRs
Additional information about each Fund’s investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. Each Fund’s annual shareholder report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about each Fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of a Fund are registered for sale.
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Inquiries
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Obtain Documents
Free copies of the annual and semi-annual shareholder reports, the SAI, and other information, such as a Fund’s financial statements, are available:
harborcapital.com
800-422-1050
Harbor Funds II P.O. Box 804660 Chicago, IL 60680-4108
Investors may get text-only copies:
sec.gov
publicinfo@sec.gov (for a fee)
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Anne F. Ackerley
Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Landis Zimmerman
Trustee
Diana R. Podgorny
Chief Legal Officer and
Chief Compliance Officer

Howard M. Reich
Treasurer
Ryan L. Elve
Vice President and
AML Compliance Officer
Walt O. Breuninger
Vice President
Kristof M. Gleich
Vice President
Diane J. Johnson
Vice President
Lora A. Kmieciak
Vice President
Dana D. Steiner
Vice President
Meredyth A. Whitford-Schultz
Secretary
Meredith S. Dykstra
Assistant Secretary
Lana M. Lewandowski
Assistant Secretary

Investment Company Act File No. 811-23907
HFII.PRO.0326